Exhibits
EXHIBIT  32.2

                   CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
                     RULE 15d-14(b) and 18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

In connection with the annual report of Hyperdynamics Corporation (the "Company") on Form 10-KSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kent P. Watts, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October  13,  2005          By:   /s/  Kent  P.  Watts
                                         --------------------
                                         Kent  P.  Watts
                                         Chief  Financial  Officer